International Growth Fund (Prospectus Summary): | International Growth Fund
INTERNATIONAL GROWTH FUND

Supplement dated June 16, 2011

to the Class J Prospectus

for Principal Funds, Inc.

dated March 1, 2011

(as supplemented on March 14, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the

Prospectus.

On June 14, 2011, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the International Growth Fund by the Diversified International Fund. This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of International Growth Fund tentatively scheduled for October 3, 2011. Additional information about this proposal will be provided in the Proxy

Statement/Prospectus that is expected to be mailed to record date shareholders of International Growth

Fund in August 2011. If shareholders approve this proposal, the acquisition is expected to occur on or about October 14, 2011.